EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2020
Disclosure of event subsequent to the balance sheet date [Abstract]
EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE
NOTE 20 – EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

a.
In January 2021, the Company completed an underwritten public offering of 14,375,000 of its ADSs at a public offering price of $2.40 per ADS. The offering raised total gross proceeds of $34.5 million, with net proceeds of $31.4 million after deducting fees and expenses. In addition, warrants to purchase 718,750 ADSs were granted to the underwriters. These warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $3.00 per ADS.

b.
During January and February 2021, 4,364,391 warrants for the purchase of ADSs, issued in the May and June 2020 financings (see Note 12c(4)), were exercised, resulting in gross proceeds to the Company of $9.8 million.